UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-3595

Name of Fund:  Merrill Lynch Healthcare Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Healthcare Fund, Inc., 800 Scudders Mill Road,
     Plainsboro, NJ, 08536.  Mailing address:  P.O. Box 9011,
     Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/05

Date of reporting period: 05/01/04 - 10/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Healthcare Fund, Inc.


Semi-Annual Report
October 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Healthcare Fund, Inc.



Portfolio Information as of October 31, 2004


                                        Percent of
Ten Largest Equity Holdings             Net Assets

UnitedHealth Group Incorporated             5.8%
Sanofi-Aventis                              5.4
Novartis AG (Registered Shares)             4.9
Aetna Inc. (New Shares)                     4.9
Amgen Inc.                                  4.9
Boston Scientific Corporation               4.9
Anthem, Inc.                                4.9
Abbott Laboratories                         4.4
Roche Holding AG                            4.4
Caremark Rx, Inc.                           4.1



                                        Percent of
Geographic Allocation                  Net Assets*

United States                              74.3%
Switzerland                                 9.4
France                                      5.4
Belgium                                     3.1
Japan                                       3.1
Ireland                                     2.2
United Kingdom                              1.1
India                                       0.9
Israel                                       --**


 * Total may not equal 100%.

** Amount is less than 0.1%.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly monetary policy will move from here, anxiously absorbing every bit of economic data and Fed innuendo.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Standard & Poor's 500 Index returned +9.42% for the 12-month period and +2.96% for the six-month period ended October 31, 2004. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. While tracking current events is important, investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


We continued to balance the upside potential of the more aggressive biotechnology subsector with the downside support offered by the more defensive areas of healthcare, such as managed care (HMO) and selective pharmaceuticals.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2004, Merrill Lynch Healthcare Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of -6.68%, -6.98%, -7.19%, -6.63% and
-6.69%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Standard and Poor's 500 Index, which represents the broader stock market rather than healthcare stocks alone, returned +2.96%. The Fund's composite benchmark*, which is composed of four Morgan Stanley Capital International (MSCI) industries, returned -4.77% for the six months ended October 31, 2004. Fund returns were in line with the Lipper Health/Biotechnology Funds category, which measures the performance of mutual funds that focus their investment on companies engaged in healthcare and biotechnology. The Lipper Health/Biotechnology Funds category provided an average return of -6.77% for the six-month period.

The past six months were highlighted by concerns about the sustainability of economic growth, possible deflation and the impact of soaring energy prices. While U.S. gross domestic product (GDP) grew at an annualized rate of 4.5% in the first quarter of 2004, the growth rate moderated to 3.3% in the second quarter, causing some to question the vigor of the economic recovery. A new concern arose in late summer as oil prices soared above $50 per barrel. This development, along with election uncertainties and continued upheaval in Iraq, led to high stock market volatility throughout the six-month period.


* The Fund's composite benchmark includes the following four MSCI industries: health care equipment and supplies (15%), health care providers and services (25%), biotechnology (25%) and pharmaceuticals (35%).


The healthcare sector was further influenced by industry-specific concerns, including clamor over the affordability of drug prices, especially volatile during an election year; patent expirations and legal challenges; intensified competition from generic drug manufacturers; and relatively unproductive research and development. As a result, the healthcare sector underperformed the broader stock market for the six-month period as investors flocked to cyclical industries that could benefit from a still-recovering economy.

The Fund has endeavored to navigate through these problem areas by shifting its mix of healthcare subsector holdings. Pharmaceuticals were substantially underweighted, and biotechnology and HMOs (health maintenance organizations) were overweighted, throughout much of the period. We increased our holdings of European, Japanese and Indian drug companies, while U.S.-based pharmaceuticals were sold.


What changes were made to the portfolio during the period?

We continued to emphasize biotechnology in recognition of this subsector's potential for robust growth. We view biotechnology as a source of innovation and new drug discovery. We have emphasized companies focused on serious and presently incurable illnesses, especially cancer. We also stressed companies with products either on the market or in late clinical study. By the close of the period, the portfolio's weighting in biotechnology comprised 18.6% of net assets.

At the same time, we sought to limit risk by investing in healthcare service companies, particularly HMOs. In our view, these companies provide predictability of earnings and should continue to generate double-digit earnings growth from increased premiums and vigorous cost control.

We underweighted large-capitalization pharmaceutical companies, a defensive subgroup that is reasonably valued but has been a market laggard during the economic recovery. Pharmaceutical companies face important patent expirations, a thinning pipeline of new products and increasingly intense competition from generic drug companies. Later in the six-month period, we reduced our holdings of generic drug companies as savage price cuts impacted profitability.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



How would you characterize the Fund's position at the close of the period?

At October 31, 2004, the Fund's portfolio consisted of 59 holdings, compared to 70 at April 30, 2004. We favored small cap and large-capitalization holdings over mid cap positions at period-end, reflecting our increased focus on biotechnology, HMOs and pharmaceutical companies. At October 31, 2004, 25.7% of the Fund's net assets were invested abroad. This represents an increase from 23.8% six months earlier. Our two most significant foreign holdings were Novartis AG and Roche Holding AG. Both are Swiss-based, multinational pharmaceutical companies.

Overall, we continue to pursue a growth-oriented investment strategy. At the same time, we are sensitive to risk and continue to seek diversification geographically and across all healthcare subsectors. We believe the longer-term outlook for the healthcare sector is optimistic, based on scientific discovery, new growth opportunities in emerging market countries and favorable demographics as populations age.


Jordan C. Schreiber
Vice President and Portfolio Manager


November 3, 2004



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                                      10-Year/
                                                    6-Month          12-Month     Since Inception
As of October 31, 2004                            Total Return     Total Return     Total Return
ML Healthcare Fund, Inc.--Class A Shares*            -6.68%           +2.13%          +276.19%
ML Healthcare Fund, Inc.--Class B Shares*            -6.98            +1.63           +254.39
ML Healthcare Fund, Inc.--Class C Shares*            -7.19            +1.40           +248.38
ML Healthcare Fund, Inc.--Class I Shares*            -6.63            +2.46           +286.04
ML Healthcare Fund, Inc.--Class R Shares*            -6.69            +2.05           + 15.95
S&P 500 R Index**                                    +2.96            +9.42        +184.11/+28.41

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year since inception periods are for
   10 years for Class A, Class B, Class C and Class I Shares and from 1/03/03 for Class R Shares.

** This unmanaged index covers 500 industrial, utility, transportation and financial companies of the
   U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of
   NYSE issues. Ten-year/since inception total returns are for 10 years and from 1/03/03, respectively.

   S&P 500 is a registered trademark of the McGraw-Hill companies.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 10/31/04                 + 2.13%          - 3.24%
Five Years Ended 10/31/04               + 7.63           + 6.47
Ten Years Ended 10/31/04                +14.17           +13.55

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 10/31/04                 + 1.63%          - 2.27%
Five Years Ended 10/31/04               + 6.85           + 6.54
Ten Years Ended 10/31/04                +13.49           +13.49

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 10/31/04                 + 1.40%          + 0.42%
Five Years Ended 10/31/04               + 6.77           + 6.77
Ten Years Ended 10/31/04                +13.29           +13.29

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 10/31/04                 + 2.46%          - 2.92%
Five Years Ended 10/31/04               + 7.90           + 6.74
Ten Years Ended 10/31/04                +14.46           +13.85

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 10/31/04                                   +2.05%
Inception (1/03/03) through 10/31/04                      +8.45



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Disclosure of Expenses

Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2004 and held through October 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                                           Ending       During the Period*
                                                       Beginning       Account Value      May 1, 2004 to
                                                     Account Value      October 31,        October 31,
                                                      May 1, 2004           2004               2004
Actual

Class A                                                  $1,000          $  933.20               $ 7.64
Class B                                                  $1,000          $  930.20               $11.39
Class C                                                  $1,000          $  928.10               $11.42
Class I                                                  $1,000          $  933.70               $ 6.43
Class R                                                  $1,000          $  933.10               $ 8.84

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,017.10               $ 7.97
Class B                                                  $1,000          $1,013.20               $11.88
Class C                                                  $1,000          $1,013.15               $11.93
Class I                                                  $1,000          $1,018.35               $ 6.71
Class R                                                  $1,000          $1,015.85               $ 9.22


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.58% for Class A, 2.36% for Class B, 2.37% for Class C, 1.33% for Class I and 1.83% for Class R),
   multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 364.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Schedule of Investments

                                                                                                                 Value
MIDDLE EAST       Industry*            Shares Held      Common Stocks                                     (in U.S. dollars)
Israel--0.0%      Pharmaceutical--            12,500  ++Taro Pharmaceutical Industries Ltd.                 $       320,000
                  Generic--0.0%

                                                        Total Common Stocks in the Middle East--0.0%                320,000

NORTH AMERICA

United States--   Biotechnology Discovery    100,000  ++Charles River Laboratories International, Inc.            4,679,000
74.3%             Tools & Platform           141,000  ++Covance Inc.                                              5,600,520
                  Technology--3.7%           553,600  ++Exelixis, Inc.                                            4,927,040
                                             781,100  ++Medarex, Inc. (d)                                         5,944,171
                                                                                                            ---------------
                                                                                                                 21,150,731

                  Biotechnology              500,000  ++Amgen Inc.                                               28,400,000
                  Products--12.7%             60,000  ++AtheroGenics, Inc.                                        1,796,400
                                             220,000  ++Biogen Idec Inc.                                         12,795,200
                                              20,000  ++Cell Genesys, Inc.                                          131,200
                                             260,000  ++Corgentech Inc. (d)                                       4,958,200
                                              50,000  ++Dendreon Corporation                                        517,000
                                             160,845  ++Dyax Corp.                                                  923,250
                                             100,000  ++Genentech, Inc. (d)                                       4,553,000
                                             100,000  ++Genzyme Corporation                                       5,247,000
                                             200,000  ++Gilead Sciences, Inc.                                     6,926,000
                                              47,200  ++Incyte Genomics, Inc.                                       490,880
                                             120,000  ++Isolagen Inc. (d)                                           817,200
                                             100,000  ++Neurocrine Biosciences, Inc. (d)                          4,655,000
                                              49,700  ++Theravance, Inc. (d)                                        843,409
                                                                                                            ---------------
                                                                                                                 73,053,739

                  Health Care                400,000    Manor Care, Inc.                                         13,096,000
                  Facilities--4.7%           423,400  ++Triad Hospitals, Inc.                                    13,984,902
                                                                                                            ---------------
                                                                                                                 27,080,902

                  Health Care Information    485,400  ++Cerner Corporation (d)                                   21,915,810
                  & Technology--3.8%

                  Managed Health             300,000    Aetna Inc. (New Shares)                                  28,500,000
                  Care--15.6%                350,000  ++Anthem, Inc. (d)                                         28,140,000
                                             460,000    UnitedHealth Group Incorporated                          33,304,000
                                                                                                            ---------------
                                                                                                                 89,944,000

                  Medical Devices--14.3%     800,000  ++Boston Scientific Corporation                            28,240,000
                                             246,900    Cooper Companies, Inc.                                   17,369,415
                                             100,000    Diagnostic Products Corporation                           4,415,000
                                             100,000    Guidant Corporation                                       6,662,000
                                             120,000  ++Intuitive Surgical, Inc.                                  3,501,600
                                             500,000  ++SonoSite, Inc. (d)                                       14,442,500
                                             100,000  ++St. Jude Medical, Inc.                                    7,657,000
                                                                                                            ---------------
                                                                                                                 82,287,515

                  Pharmaceutical--           600,000    Abbott Laboratories                                      25,578,000
                  Diversified--4.4%

                  Pharmaceutical--           314,100  ++Bioenvision, Inc.                                         2,457,832
                  Prescription--1.9%         190,000  ++Pharmion Corp.                                            8,730,500
                                                                                                            ---------------
                                                                                                                 11,188,332


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)

NORTH AMERICA                                                                                                    Value
(concluded)       Industry*            Shares Held      Common Stocks                                     (in U.S. dollars)
United States     Pharmaceutical--           200,000  ++Amylin Pharmaceuticals, Inc.                        $     4,260,000
(concluded)       Specialty--9.1%            400,000  ++Celgene Corporation                                      11,848,000
                                              70,000  ++DOV Pharmaceutical, Inc.                                  1,153,600
                                             233,891  ++La Jolla Pharmaceutical Company                             264,297
                                             340,000  ++MGI Pharma, Inc. (d)                                      9,067,800
                                               2,600  ++Memory Pharmaceuticals Corp.                                 16,510
                                             280,000  ++Nabi Biopharmaceuticals                                   3,878,000
                                             200,000  ++Noven Pharmaceuticals, Inc.                               4,510,000
                                             200,000  ++OSI Pharmaceuticals, Inc.                                12,996,000
                                             100,000  ++Sepracor Inc. (d)                                         4,593,000
                                                                                                            ---------------
                                                                                                                 52,587,207

                  Pharmacy Benefit           793,700  ++Caremark Rx, Inc. (d)                                    23,787,189
                  Managers--4.1%
                                                        Total Common Stocks in North America--74.3%             428,573,425



PACIFIC BASIN/ASIA

India--0.9%       Pharmaceutical--           322,847    Cadila Healthcare Limited                                 3,640,168
                  Generic--0.9%              100,000    Sun Pharmaceutical Industries Limited                       973,217
                                              51,316    Wockhardt Limited                                           372,950
                                                                                                            ---------------
                                                                                                                  4,986,335

                  Pharmaceutical--            10,129    Nicholas Piramal Ltd.                                       226,158
                  Specialty--0.0%

                                                        Total Common Stocks in India                              5,212,493


Japan--3.1%       Pharmaceutical--           365,700    Takeda Pharmaceutical Company Limited                    17,632,395
                  Prescription--3.1%

                                                        Total Common Stocks in Japan                             17,632,395

                                                        Total Common Stocks in the Pacific Basin/Asia--4.0%      22,844,888


WESTERN EUROPE

Belgium--3.1%     Pharmaceutical--           340,000    UCB SA                                                   17,914,017
                  Prescription--3.1%

                                                        Total Common Stocks in Belgium                           17,914,017


France--5.4%      Pharmaceuticals--5.4%      430,000    Sanofi-Aventis                                           31,342,025

                                                        Total Common Stocks in France                            31,342,025


Ireland--2.2%     Biotechnology              500,000  ++Elan Corporation PLC (ADR) (a)                           12,900,000
                  Products--2.2%

                                                        Total Common Stocks in Ireland                           12,900,000


Switzerland--9.4% Pharmaceutical--           600,000    Novartis AG (Registered Shares)                          28,515,544
                  Prescription--9.4%         250,000    Roche Holding AG                                         25,469,225

                                                        Total Common Stocks in Switzerland                       53,984,769


United            Medical Devices--0.2%      140,000    Smith & Nephew PLC                                        1,186,415
Kingdom--1.1%

                  Pharmaceutical--         1,700,000  ++Ark Therapeutics Group PLC                                2,772,271
                  Specialty--0.9%          2,500,000  ++SkyePharma PLC                                            2,439,250
                                                                                                            ---------------
                                                                                                                  5,211,521

                                                        Total Common Stocks in the United Kingdom                 6,397,936

                                                        Total Common Stocks in Western Europe--21.2%            122,538,747

                                                        Total Investments in Common Stocks
                                                        (Cost--$503,615,669)--99.5%                             574,277,060


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Schedule of Investments (concluded)

                                                                                                                 Value
                               Beneficial Interest      Short-Term Securities                             (in U.S. dollars)
                                        $  2,369,488    Merrill Lynch Liquidity Series, LLC Cash
                                                        Sweep Series I (b)                                  $     2,369,488
                                          64,402,250    Merrill Lynch Liquidity Series, LLC Money
                                                        Market Series (b)(c)                                     64,402,250

                                                        Total Investments in Short-Term Securities
                                                        (Cost--$66,771,738)--11.6%                               66,771,738

                  Total Investments (Cost--$570,387,407**)--111.1%                                              641,048,798
                  Liabilities in Excess of Other Assets--(11.1%)                                               (64,051,463)
                                                                                                            ---------------
                  Net Assets--100.0%                                                                        $   576,997,335
                                                                                                            ===============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                   $  571,000,277
                                                     ==============
    Gross unrealized appreciation                    $   79,074,358
    Gross unrealized depreciation                       (9,025,837)
                                                     --------------
    Net unrealized appreciation                      $   70,048,521
                                                     ==============

 ++ Non-income producing security.

(a) American Depositary Receipts (ADR).

(b) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                          Interest/
                                             Net           Dividend
    Affiliate                              Activity          Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I         $ (5,254,429)       $136,984
    Merrill Lynch Liquidity Series,
       LLC Money Market Series         $(70,757,556)       $146,092
    Merrill Lynch Premier
       Institutional Fund               (45,053,269)       $  7,494


(c) Security was purchased with the cash proceeds from securities loans.

(d) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Statement of Assets and Liabilities

As of October 31, 2004
Assets

               Investments in unaffiliated securities, at value (including securities
               loaned of $62,760,018) (identified cost--$503,615,669)                                       $   574,277,060
               Investments in affiliated securities, at value (identified cost--$66,771,738)                     66,771,738
               Cash                                                                                                  17,208
               Foreign cash (cost--$24,743)                                                                          24,917
               Receivables:
                  Securities sold                                                         $     4,045,290
                  Dividends                                                                       420,291
                  Capital shares sold                                                             324,242
                  Securities lending--net                                                          55,917
                  Interest from affiliates                                                         15,891         4,861,631
                                                                                          ---------------
               Prepaid expenses                                                                                      25,972
                                                                                                            ---------------
               Total assets                                                                                     645,978,526
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                         64,402,250
               Payables:
                  Capital shares redeemed                                                       2,525,897
                  Securities purchased                                                            880,772
                  Investment adviser                                                              565,276
                  Other affiliates                                                                226,426
                  Distributor                                                                     197,920
                  Deferred foreign capital gain tax                                                90,063         4,486,354
                                                                                          ---------------
               Accrued expenses                                                                                      92,587
                                                                                                            ---------------
               Total liabilities                                                                                 68,981,191
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   576,997,335
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                   $     2,484,262
               Class B Shares of Common Stock, $.10 par value, 250,000,000 shares
               authorized                                                                                         3,099,218
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         1,639,553
               Class I Shares of Common Stock, $.10 par value, 200,000,000 shares
               authorized                                                                                         3,595,368
               Class R Shares of Common Stock, $.10 par value, 250,000,000 shares
               authorized                                                                                            22,107
               Paid-in capital in excess of par                                                                 485,304,359
               Accumulated investment loss--net                                           $   (4,267,913)
               Undistributed realized capital gains--net                                       14,537,128
               Unrealized appreciation--net                                                    70,583,253
                                                                                          ---------------
               Total accumulated earnings--net                                                                   80,852,468
                                                                                                            ---------------
               Net Assets                                                                                   $   576,997,335
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $143,170,268 and 24,842,617 shares outstanding               $          5.76
                                                                                                            ===============
               Class B--Based on net assets of $136,831,897 and 30,992,183 shares outstanding               $          4.42
                                                                                                            ===============
               Class C--Based on net assets of $72,352,952 and 16,395,525 shares outstanding                $          4.41
                                                                                                            ===============
               Class I--Based on net assets of $223,650,596 and 35,953,678 shares outstanding               $          6.22
                                                                                                            ===============
               Class R--Based on net assets of $991,622 and 221,073 shares outstanding                      $          4.49
                                                                                                            ===============

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Statement of Operations

For the Six Months Ended October 31, 2004
Investment Income

               Dividends (net of $50,085 foreign withholding tax)                                           $     1,199,966
               Securities lending--net                                                                              153,586
               Interest from affiliates                                                                             136,984
                                                                                                            ---------------
               Total income                                                                                       1,490,536
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     3,150,053
               Account maintenance and distribution fees--Class B                                 769,645
               Account maintenance and distribution fees--Class C                                 388,007
               Transfer agent fees--Class I                                                       263,496
               Account maintenance fees--Class A                                                  186,347
               Transfer agent fees--Class B                                                       184,692
               Transfer agent fees--Class A                                                       158,901
               Accounting services                                                                118,501
               Transfer agent fees--Class C                                                        98,250
               Custodian fees                                                                      87,114
               Professional fees                                                                   35,977
               Printing and shareholder reports                                                    33,736
               Registration fees                                                                   33,202
               Directors' fees and expenses                                                        23,273
               Pricing fees                                                                         4,697
               Account maintenance and distribution fees--Class R                                   1,530
               Transfer agent fees--Class R                                                           864
               Other                                                                               30,096
                                                                                          ---------------
               Total expenses                                                                                     5,568,381
                                                                                                            ---------------
               Investment loss--net                                                                             (4,077,845)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

               Realized gain (loss) on:
                  Investments--net                                                             15,298,224
                  Foreign currency transactions--net                                            (148,149)        15,150,075
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net (net of ($339,912) deferred foreign capital
                  gain tax)                                                                  (58,816,624)
                  Foreign currency transactions--net                                               13,605      (58,803,019)
                                                                                          ---------------   ---------------
               Total realized and unrealized loss--net                                                         (43,652,944)
                                                                                                            ---------------
               Net Decrease in Net Assets Resulting from Operations                                         $  (47,730,789)
                                                                                                            ===============

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Statements of Changes in Net Assets
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             October 31,         April 30,
Increase (Decrease) in Net Assets:                                                               2004               2004
Operations

               Investment loss--net                                                       $   (4,077,845)   $   (8,575,217)
               Realized gain--net                                                              15,150,075        67,464,854
               Change in unrealized appreciation/depreciation--net                           (58,803,019)        78,787,298
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations               (47,730,789)       137,676,935
                                                                                          ---------------   ---------------

Distributions to Shareholders

               Realized gain--net:
                  Class A                                                                     (4,773,467)                --
                  Class B                                                                     (6,401,036)                --
                  Class C                                                                     (3,215,543)                --
                  Class I                                                                     (7,461,502)                --
                  Class R                                                                        (23,242)                --
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from distributions to shareholders       (21,874,790)                --
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions            (53,587,988)      (72,227,314)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                      (123,193,567)        65,449,621
               Beginning of period                                                            700,190,902       634,741,281
                                                                                          ---------------   ---------------
               End of period*                                                             $   576,997,335   $   700,190,902
                                                                                          ===============   ===============
                  * Accumulated investment loss--net                                      $   (4,267,913)   $     (190,068)
                                                                                          ===============   ===============

                    See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            October 31,              For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

               Net asset value, beginning of period        $       6.38   $     5.21   $     6.23   $     6.29   $     6.63
                                                           ------------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.03)        (.06)        (.05)        (.07)        (.05)
               Realized and unrealized gain (loss)--net           (.40)         1.23        (.97)          .24         1.05
                                                           ------------   ----------   ----------   ----------   ----------
               Total from investment operations                   (.43)         1.17       (1.02)          .17         1.00
                                                           ------------   ----------   ----------   ----------   ----------
               Less distributions from realized gain--net         (.19)           --           --        (.23)       (1.34)
                                                           ------------   ----------   ----------   ----------   ----------
               Net asset value, end of period              $       5.76   $     6.38   $     5.21   $     6.23   $     6.29
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share           (6.68%)++++       22.46%     (16.37%)        2.78%       14.21%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                         1.58%++        1.55%        1.58%        1.52%        1.50%
                                                           ============   ==========   ==========   ==========   ==========
               Investment loss--net                           (1.11%)++      (1.00%)      (1.04%)      (1.20%)       (.80%)
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)    $    143,170   $  160,443   $  119,375   $  146,714   $  107,642
                                                           ============   ==========   ==========   ==========   ==========
               Portfolio turnover                                68.02%      141.46%      128.24%       81.36%       65.42%
                                                           ============   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

            ++ Annualized.

          ++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Financial Highlights (continued)
                                                                                        Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            October 31,              For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

               Net asset value, beginning of period        $       4.96   $     4.08   $     4.91   $     5.05   $     5.55
                                                           ------------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.04)        (.08)        (.08)        (.10)        (.09)
               Realized and unrealized gain (loss)--net           (.31)          .96        (.75)          .19          .89
                                                           ------------   ----------   ----------   ----------   ----------
               Total from investment operations                   (.35)          .88        (.83)          .09          .80
                                                           ------------   ----------   ----------   ----------   ----------
               Less distributions from realized gain--net         (.19)           --           --        (.23)       (1.30)
                                                           ------------   ----------   ----------   ----------   ----------
               Net asset value, end of period              $       4.42   $     4.96   $     4.08   $     4.91   $     5.05
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share           (6.98%)++++       21.57%     (16.90%)        1.85%       13.28%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                         2.36%++        2.32%        2.36%        2.29%        2.26%
                                                           ============   ==========   ==========   ==========   ==========
               Investment loss--net                           (1.88%)++      (1.78%)      (1.83%)      (1.97%)      (1.57%)
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)    $    136,832   $  177,952   $  194,543   $  310,916   $  331,683
                                                           ============   ==========   ==========   ==========   ==========
               Portfolio turnover                                68.02%      141.46%      128.24%       81.36%       65.42%
                                                           ============   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

            ++ Annualized.

          ++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Financial Highlights (continued)
                                                                                        Class C
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            October 31,              For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

               Net asset value, beginning of period        $       4.96   $     4.07   $     4.91   $     5.05   $     5.55
                                                           ------------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.04)        (.08)        (.08)        (.10)        (.09)
               Realized and unrealized gain (loss)--net           (.32)          .97        (.76)          .19          .90
                                                           ------------   ----------   ----------   ----------   ----------
               Total from investment operations                   (.36)          .89        (.84)          .09          .81
                                                           ------------   ----------   ----------   ----------   ----------
               Less distributions from realized gain--net         (.19)           --           --        (.23)       (1.31)
                                                           ------------   ----------   ----------   ----------   ----------
               Net asset value, end of period              $       4.41   $     4.96   $     4.07   $     4.91   $     5.05
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share           (7.19%)++++       21.87%     (17.11%)        1.85%       13.38%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                         2.37%++        2.33%        2.37%        2.30%        2.28%
                                                           ============   ==========   ==========   ==========   ==========
               Investment loss--net                           (1.90%)++      (1.79%)      (1.84%)      (1.99%)      (1.58%)
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)    $     72,353   $   85,753   $   76,606   $   98,994   $   66,028
                                                           ============   ==========   ==========   ==========   ==========
               Portfolio turnover                                68.02%      141.46%      128.24%       81.36%       65.42%
                                                           ============   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

            ++ Annualized.

          ++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Financial Highlights (continued)
                                                                                        Class I
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                            October 31,              For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                         2004         2004         2003         2002         2001
Per Share Operating Performance

               Net asset value, beginning of period        $       6.87   $     5.59   $     6.66   $     6.70   $     6.98
                                                           ------------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.03)        (.05)        (.04)        (.06)        (.04)
               Realized and unrealized gain (loss)--net           (.43)         1.33       (1.03)          .25         1.12
                                                           ------------   ----------   ----------   ----------   ----------
               Total from investment operations                   (.46)         1.28       (1.07)          .19         1.08
                                                           ------------   ----------   ----------   ----------   ----------
               Less distributions from realized gain--net         (.19)           --           --        (.23)       (1.36)
                                                           ------------   ----------   ----------   ----------   ----------
               Net asset value, end of period              $       6.22   $     6.87   $     5.59   $     6.66   $     6.70
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share           (6.63%)++++       22.90%     (16.07%)        2.91%       14.57%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                         1.33%++        1.29%        1.33%        1.27%        1.24%
                                                           ============   ==========   ==========   ==========   ==========
               Investment loss--net                            (.86%)++       (.75%)       (.79%)       (.95%)       (.55%)
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)    $    223,651   $  275,570   $  244,217   $  311,288   $  288,091
                                                           ============   ==========   ==========   ==========   ==========
               Portfolio turnover                                68.02%      141.46%      128.24%       81.36%       65.42%
                                                           ============   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ** Based on average shares outstanding.

            ++ Annualized.

          ++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Financial Highlights (concluded)
                                                                                               Class R

The following per share data and ratios have been derived                     For the Six      For the      For the Period
from information provided in the financial statements.                        Months Ended    Year Ended  January 3, 2003++
                                                                              October 31,     April 30,      to April 30,
Increase (Decrease) in Net Asset Value:                                           2004           2004            2003
Per Share Operating Performance

               Net asset value, beginning of period                          $        5.02    $       4.09     $       4.04
                                                                             -------------    ------------     ------------
               Investment loss--net***                                               (.03)           (.02)            (.01)
               Realized and unrealized gain (loss)--net                              (.31)             .95              .06
                                                                             -------------    ------------     ------------
               Total from investment operations                                      (.34)             .93              .05
                                                                             -------------    ------------     ------------
               Less distributions from realized gain--net                            (.19)              --               --
                                                                             -------------    ------------     ------------
               Net asset value, end of period                                $        4.49    $       5.02     $       4.09
                                                                             =============    ============     ============

Total Investment Return**

               Based on net asset value per share                            (6.69%)++++++          22.74%      1.24%++++++
                                                                             =============    ============     ============

Ratios to Average Net Assets

               Expenses                                                             1.83%*           1.73%           1.84%*
                                                                             =============    ============     ============
               Investment loss--net                                               (1.36%)*         (1.15%)          (.36%)*
                                                                             =============    ============     ============

Supplemental Data

               Net assets, end of period (in thousands)                      $         992    $        473           --++++
                                                                             =============    ============     ============
               Portfolio turnover                                                   68.02%         141.46%          128.24%
                                                                             =============    ============     ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ Amount is less than $1,000.

        ++++++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contacts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%
Class R                              .25%               .25%



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended October 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD             MLPF&S

Class A                           $ 1,397           $ 17,945
Class I                           $    45           $    485


For the six months ended October 31, 2004, MLPF&S received contingent deferred sales charges of $108,372 and $3,704 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $192 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2004, the Fund lent securities with a value of $575,283 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended October 31, 2004, MLIM, LLC received $67,323 in securities lending agent fees.

In addition, MLPF&S received $470,802 in commissions on the execution of portfolio security transactions for the Fund for the six months ended October 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended October 31, 2004, the Fund reimbursed MLIM $6,815 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K. and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2004 were $419,583,103 and $497,539,210, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $53,587,988 and $72,227,314 for the six months ended October 31, 2004 and the year ended April 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
October 31, 2004                          Shares             Amount

Shares sold                            1,358,972    $     8,003,395
Automatic conversion of shares         1,587,983          9,391,278
Shares issued to shareholders in
   reinvestment of distributions         732,404          4,130,756
                                  --------------    ---------------
Total issued                           3,679,359         21,525,429
Shares redeemed                      (3,966,279)       (23,194,905)
                                  --------------    ---------------
Net decrease                           (286,920)    $   (1,669,476)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                            3,548,971    $    21,466,372
Automatic conversion of shares         4,753,957         29,349,565
                                  --------------    ---------------
Total issued                           8,302,928         50,815,937
Shares redeemed                      (6,095,207)       (36,859,042)
                                  --------------    ---------------
Net increase                           2,207,721    $    13,956,895
                                  ==============    ===============



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (concluded)


Class B Shares for the
Six Months Ended                                             Dollar
October 31, 2004                          Shares             Amount

Shares sold                            1,168,136    $     5,369,424
Shares issued to shareholders in
   reinvestment of distributions       1,306,275          5,656,169
                                  --------------    ---------------
Total issued                           2,474,411         11,025,593
Shares redeemed                      (5,312,670)       (23,791,195)
Automatic conversion of shares       (2,055,252)        (9,391,278)
                                  --------------    ---------------
Net decrease                         (4,893,511)    $  (22,156,880)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                            4,858,391    $    22,694,707
Shares redeemed                     (10,596,407)       (49,517,621)
Automatic conversion of shares       (6,102,911)       (29,349,565)
                                  --------------    ---------------
Net decrease                        (11,840,927)    $  (56,172,479)
                                  ==============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
October 31, 2004                          Shares             Amount

Shares sold                              795,298    $     3,637,957
Shares issued to shareholders in
   reinvestment of distributions         660,128          2,858,354
                                  --------------    ---------------
Total issued                           1,455,426          6,496,311
Shares redeemed                      (2,360,394)       (10,579,946)
                                  --------------    ---------------
Net decrease                           (904,968)    $   (4,083,635)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                            3,027,451     $   14,171,991
Shares redeemed                      (4,525,969)       (21,296,318)
                                  --------------    ---------------
Net decrease                         (1,498,518)    $   (7,124,327)
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
October 31, 2004                          Shares             Amount

Shares sold                            1,301,507    $     8,346,151
Shares issued to shareholders in
   reinvestment of distributions       1,133,116          6,889,342
                                  --------------    ---------------
Total issued                           2,434,623         15,235,493
Shares redeemed                      (6,613,000)       (41,483,433)
                                  --------------    ---------------
Net decrease                         (4,178,377)    $  (26,247,940)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                            5,776,882    $    37,022,644
Shares redeemed                      (9,357,955)       (60,361,693)
                                  --------------    ---------------
Net decrease                         (3,581,073)    $  (23,339,049)
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
October 31, 2004                          Shares             Amount

Shares sold                              139,687    $       630,241
Shares issued to shareholders in
   reinvestment of dividends               5,294             23,242
                                  --------------    ---------------
Total issued                             144,981            653,483
Shares redeemed                         (18,219)           (83,540)
                                  --------------    ---------------
Net increase                             126,762    $       569,943
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended April 30, 2004                      Shares             Amount

Shares sold                              110,216    $       532,188
Shares redeemed                         (15,930)           (80,542)
                                  --------------    ---------------
Net increase                              94,286    $       451,646
                                  ==============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended October 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Jordan C. Schreiber, Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary



Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Healthcare Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Healthcare Fund, Inc.


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Healthcare Fund, Inc.


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: December 13, 2004